Supplement Dated March 8, 2001, to
The Prospectus dated February 9, 2001, for
ASSET PORTFOLIO MANAGER VARIABLE UNIVERSAL LIFE
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
issued by
Security Life of Denver Insurance Company
and
Security Life Separate Account L1

This Supplement revises certain information to that contained in your Prospectus dated February 9, 2001. Please read it carefully and keep it with your Prospectus for future reference.

The portfolio objectives in the "Investment Portfolio Objectives" for INVESCO VIF Equity Income Fund and VIF Utilities Fund on pages 15-16 are hereby deleted and replaced as follows.

INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/ Adviser/ Manager/ Sub-Adviser	Investment Objective and/or Principal Investment Strategy
VIF-Equity Income Fund	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.	Seeks high total return through both growth and current income by investing primarily in dividend-paying common and preferred stocks. The rest of the fund's assets are invested in debt securities, and lower-grade debt securities.
VIF-Utilities Fund	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.	Seeks capital appreciation and income by investing primarily in companies doing business in the utilities economic sector. The remainder of the fund's assets are not required to be invested in the utilities economic sector.

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